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                                                                   EXHIBIT 99.8
05/99                                                                    Page 1


                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:             $   2,820,943,156.54
Beginning of the Month Finance Charge Receivables:        $     125,840,699.72
Beginning of the Month Discounted Receivables:            $               0.00
Beginning of the Month Total Receivables:                 $   2,946,783,856.26

Removed Principal Receivables:                            $               0.00
Removed Finance Charge Receivables:                       $               0.00
Removed Total Receivables:                                $               0.00

Additional Principal Receivables:                         $               0.00
Additional Finance Charge Receivables:                    $               0.00
Additional Total Receivables:                             $               0.00

Discounted Receivables Generated this Period:             $               0.00

End of the Month Principal Receivables:                   $   2,775,718,774.20
End of the Month Finance Charge Receivables:              $     131,434,056.52
End of the Month Discounted Receivables:                  $               0.00
End of the Month Total Receivables:                       $   2,907,152,830.72

Special Funding Account Balance                           $               0.00
Aggregate Invested Amount (all Master Trust II Series)    $   2,330,000,000.00
End of the Month Transferor Amount                        $     445,718,774.20
End of the Month Transferor Percentage                                   16.06%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:
                                                                RECEIVABLES

       30-59 Days Delinquent                              $      64,403,536.46
       60-89 Days Delinquent                              $      48,059,530.68
       90+ Days Delinquent                                $      97,880,913.57
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05/99                                                                   Page 2


       Total 30+ Days Delinquent                          $     210,343,980.71
       Delinquent Percentage                                              7.24%


Defaulted Accounts During the Month                       $      22,278,961.96
Annualized Default Percentage                                             9.48%

Principal Collections                                           394,955,543.48
Principal Payment Rate                                                   14.00%

Total Payment Rate                                                       14.96%

INVESTED AMOUNTS

       Class A Initial Invested Amount                    $     184,500,000.00
       Class B Initial Invested Amount                    $      19,125,000.00
       Class C Initial Invested Amount                    $      21,375,000.00

INITIAL INVESTED AMOUNT                                   $     225,000,000.00

       Class A Invested Amount                            $     246,000,000.00
       Class B Invested Amount                            $      25,500,000.00
       Class C Invested Amount                            $      28,500,000.00

INVESTED AMOUNT                                           $     300,000,000.00

       Class A Adjusted Invested Amount                   $     246,000,000.00
       Class B Adjusted Invested Amount                   $      25,500,000.00
       Class C Adjusted Invested Amount                   $      28,500,000.00

ADJUSTED INVESTED AMOUNT                                  $     300,000,000.00

PREFUNDED AMOUNT                                          $               0.00

FLOATING ALLOCATION PERCENTAGE                                           10.63%
PRINCIPAL ALLOCATION PERCENTAGE                                          10.63%

       Class A Principal Allocation Percentage                           82.00%
       Class B Principal Allocation Percentage                            8.50%
       Class C Principal Allocation Percentage                            9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1996-C                                       41,983,774.28
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05/99                                                                   Page 3

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1996-C                                        4,862,880.51

MONTHLY SERVICING FEE                                     $         500,000.00

INVESTOR DEFAULT AMOUNT                                   $       2,368,253.66

CLASS A AVAILABLE FUNDS--

CLASS A FLOATING ALLOCATION PERCENTAGE                                   82.00%

       Class A Finance Charge Collections                 $       4,295,062.01
       Other Amounts                                      $               0.00

TOTAL CLASS A AVAILABLE FUNDS                             $       4,295,062.01

       Class A Monthly Interest                           $         999,255.42
       Class A Servicing Fee                              $         410,000.00
       Class A Investor Default Amount                    $       1,941,968.00

TOTAL CLASS A EXCESS SPREAD                               $         943,838.59

CLASS A REQUIRED AMOUNT                                   $               0.00


CLASS B AVAILABLE FUNDS

CLASS B FLOATING ALLOCATION PERCENTAGE                                    8.50%

       Class B Finance Charge Collections                 $         445,219.85
       Other Amounts                                      $               0.00

TOTAL CLASS B AVAILABLE FUNDS                             $         445,219.85

       Class B Monthly Interest                           $         108,408.65
       Class B Servicing Fee                              $          42,500.00

TOTAL CLASS B EXCESS SPREAD                               $         294,311.20
CLASS B INVESTOR DEFAULT AMOUNT                                     201,301.56
CLASS B REQUIRED AMOUNT                                             201,301.56
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05/99                                                                   Page 4

CLASS C FLOATING ALLOCATION PERCENTAGE                                    9.50%

CLASS C MONTHLY SERVICING FEE                                        47,500.00

EXCESS SPREAD --

TOTAL EXCESS SPREAD                                       $       1,688,248.44

       Excess Spread Applied to Class A Required Amount   $               0.00

       Excess Spread Applied to Class A Investor
       Charge Offs                                        $               0.00

       Excess Spread Applied to Class B
       Required Amount                                    $         201,301.56

       Excess Spread Applied to Reductions of             $               0.00
       Class B Invested Amount

       Excess Spread Applied to Class C Required Amount   $         359,347.75

       Excess Spread Applied to Reductions of
       Class C Invested Amount                            $               0.00

       Excess Spread Applied to Monthly Cash              $          62,500.00
       Collateral Fee

       Excess Spread Applied to Cash Collateral           $               0.00
       Account

       Excess Spread Applied to Spread Account            $       1,065,099.13

       Excess Spread Applied to Reserve Account           $               0.00

       Excess Spread Applied to other amounts owed to     $               0.00
       Cash Collateral Depositor

       Excess Spread Applied to other amounts owed to
       Spread Account Residual Interest Holders           $               0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                               $               0.00
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05/99                                                                   Page 5

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                             $   5,609,279.15

SERIES 1996-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                $           0.00
SERIES 1996-C

       Excess Finance Charge Collections Applied to
       Class A Required Amount                                $           0.00

       Excess Finance Charge Collections Applied to
       Class A Investor Charge Offs                           $           0.00

       Excess Finance Charge Collections Applied to
       Class B Required Amount                                $           0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class B Invested Amount                  $           0.00

       Excess Finance Charge Collections Applied to
       Class C Required Amount                                $           0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class C Invested Amount                  $           0.00

       Excess Finance Charge Collections Applied to
       Monthly Cash Collateral Fee                            $           0.00

       Excess Finance Charge Collections Applied to
       other amounts owed Cash Collateral Depositor           $           0.00

       Excess Finance Charge Collections Applied to
       other amounts owed to Spread Account Residual
       Interest Holders                                       $           0.00
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05/99                                                                   Page 6

YIELD AND BASE RATE --

       Base Rate (Current Month)                                          7.14%
       Base Rate (Prior Month)                                            7.16%
       Base Rate (Two Months Ago)                                         7.18%

THREE MONTH AVERAGE BASE RATE                                             7.16%

       Portfolio Yield (Current Month)                                    11.48%
       Portfolio Yield (Prior Month)                                      11.42%
       Portfolio Yield (Two Months Ago)                                   14.44%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       12.45%

PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                   $  41,983,774.28

REALLOCATED PRINCIPAL COLLECTIONS

                Allocable to Class C Interests                $           0.00

                Allocable to Class B Certificat               $           0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER             $           0.00
SERIES

CLASS A SCHEDULED ACCUMULATION --

       Controlled Accumulation Amount                         $           0.00
       Deficit Controlled Accumulation Amount                 $           0.00

CONTROLLED DEPOSIT AMOUNT                                     $           0.00

CLASS B SCHEDULED ACCUMULATION --

       Controlled Accumulation Amount                         $           0.00
       Deficit Controlled Accumulation Amount                 $           0.00

CONTROLLED DEPOSIT AMOUNT                                     $           0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL           $  41,983,774.28
SHARING
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05/99                                                                   Page 7

INVESTOR CHARGE OFFS --

CLASS A INVESTOR CHARGE OFFS                                  $           0.00

CLASS B INVESTOR CHARGE OFFS                                  $           0.00

CLASS C INVESTOR CHARGE OFFS                                  $           0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                       $           0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                        $           0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                        $           0.00

CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                        $   9,000,000.00
       Available Cash Collateral Amount                       $   9,000,000.00

TOTAL DRAW AMOUNT                                             $           0.00
CASH COLLATERAL ACCOUNT SURPLUS                               $           0.00


                                                First USA Bank, NA
                                                as Servicer


                                                By:  /s/ Tracie Klein
                                                    -----------------------
                                                       Tracie H. Klein
                                                       First Vice President